Investor Relations Presentation September, 2014 Exhibit 99.2

Safe Harbor Statement Page Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding Diodes Incorporated’s third quarter 2014 guidance as of September 9, 2014, which includes the following: expect third quarter revenue to range between $230 million and $238 million, or up 3.0 percent to 6.6 percent sequentially; increasing its gross profit margin guidance to be 32.0 percent, plus or minus 1 percent; maintaining its guidance for operating expenses to be approximately 21.0 percent of revenue, plus or minus 1 percent; expect income tax rate to be 22 percent, plus or minus 3 percent, and shares used to calculate GAAP earnings per share to be approximately 48.8 million; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the possibility that the transaction may not be consummated, including as a result of any of the conditions precedent; the risk that BCD’s business will not be integrated successfully into the Company’s; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition; the risk that BCD’s standards, procedures and controls will not be brought into conformance within the Company’s operation; difficulties coordinating the Company’s and BCD’s new product and process development, hiring additional management and other critical personnel, and increasing the scope, geographic diversity and complexity of the Company’s operations; difficulties in consolidating facilities and transferring processes and know-how; difficulties in reducing the costs of BCD’s business; the diversion of our management’s attention from the management of our business; Diodes’ business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continued introduction of new products; Diodes’ ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes’ ability to successfully make additional acquisitions; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates and joint venture prospects; unfavorable currency exchange rates; availability of tax credits; Diodes’ ability to maintain its current growth strategy or continue to maintain its current performance and loadings in manufacturing facilities; our future guidance may be incorrect; the global economic weakness may be more severe or last longer than Diodes currently anticipate; and other information, including the “Risk Factors,” detailed from time to time in filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press releases on August 7, 2014 titled, “Diodes Incorporated Reports Second Quarter 2014 Financial Results” and on September 9, 2014 titled, “Diodes Incorporated Updates Third Quarter 2014 Guidance; Raises Revenue and Increases Gross Profit Margin” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss).

Management Representative Page Dr. Keh-Shew Lu President and CEO President and CEO Since 2005 Texas Instruments 28 years Experience: Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Company Representative Page Laura Mehrl Director of Investor Relations Since May 2010 Experience: Director of Investor Relations, Diodes Incorporated, Plano, Texas Senior Business Development Manager, STMicroelectronics, Carrollton, Texas Sales Director for Analog Devices Inc., Shanghai, China Product Marketing Manager at Texas Instruments (TI), Dallas, Texas Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon Wafer fab design engineer and product engineer at TI, Lubbock, Texas Education: MBA with concentration in International Marketing, Texas Tech University BS in Electrical and Computer Engineering, University of Iowa

Page A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the consumer, computing, communications, Industrial and automotive segments. About Diodes Incorporated

Business Objective To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging and silicon technology, suited for high volume, high growth markets by leveraging process expertise and design excellence to deliver high quality semiconductor products. Page

2013 Total Semiconductor Market ($306 bn) Significant Market Opportunity Page $134 bn $28 bn $67 bn $40 bn $18 bn Diodes’ SAM: $9 - $11 bn Diodes’ SAM: $14 - $16 bn Opto $18 bn Std Logic Analog Discrete Micro/Special Memory Diodes’ SAM: $2 - $4 bn

Diodes Growth Strategy Page Many Paths for Growth: Product Portfolio Product arena Product line expansion Performance enhancement Application Space Targeted end equipment Broad customer base Increased product coverage Packaging Breadth Broad packaging portfolio Increased power density Small form factor

2006 2010 Product Portfolio Progression Page Discrete Diodes MOSFETs Rectifiers Transistors Protection Devices Analog Power Management Power Switches Standard Linear Sensors LED Drivers AC-DC Converters Logic Low Voltage CMOS High Speed CMOS Advanced Ultra-Low Power CMOS

SKY Rectifiers MOSFETs Bipolar LDO DC-DC (Asynchronous) AC-DC (Secondary side controllers) LED Drivers (DC Input) Performance Enhancement Page Diodes’ product upgrade has expanded our SAM. SBR® (Super Barrier Rectifiers) (Vb < 400v) DIOFETTM (Low RDS(on), Vb < 100V) CMOS LDO (Low power) DC-DC (Asynchronous, high current) AC-DC (Primary side controllers, Secondary side controllers) LED Drivers (AC Input) DIODESTARTM Rectifiers (Vb > 600v) DIODESTARTM MOSFETs (Ultra low RDS(on), Vb > 600V) Low Noise LDO DC-DC (Synchronous, with low & high current) AC-DC (Quick Charging Controller solutions) LED Drivers (Full-Voltage Range, Triac-Dimmable/Non-Dimmable)

Efficiency, Functionality and Control for Smartphones Page LED Backlighting LED Drivers Boost Converters Schottky Diodes LCD / OLED Display Bias LCD Bias ICs OLED Bias ICs Schottky Diodes LED Flash Module Camera Flash Drivers ZXMN series MOSFETs Keypad Backlighting LED Drivers Boost Converters Schottky Diodes System Voltage Conversion Low Dropout Regulators DC-DC Converters Schottky Diodes Low-Saturation Bipolar Transistors GPS Antenna Detection Current Monitors Battery Power Management USB Power Switches Current Monitors Charger ICs Low-Saturation Bipolar Transistors ZXMP series MOSFETs RF Power Amplifier Low Dropout Regulators Audio Amplifier Class D Amplifier System Interface USB Power Switches Zener and TVS Arrays

Strong Relationships Drive LED TV Product Roadmaps Page LCD Display Buffer 40V High-gain BJT System Power Conversion Low Dropout Regulators DC-DC Converters Voltage References Synchronous MOSFET Controllers 40V/100V SBR and Schottkys Bridge Rectifier Diodes LED Backlighting Current Monitors 400V High-gain NPN BJT 60V/100V High-gain NPN BJT 60V/100V N-channel MOSFETS System Interface USB Power Switches Zener and TVS Arrays Antenna Tuner DC-DC Converters 40V Schottkys Audio Amplifier Class D Amplifier

Product Breadth and Performance for Computing Platforms Page LED Backlighting LED Drivers Boost Converters Schottky Diodes Battery Power Management Current Monitors Load Switches Low-Saturation BJT ZXMP series MOSFETs System Voltage Conversion Low Dropout Regulators DC-DC Converters Schottky Diodes Low-Saturation BJT Open / Close Detection Hall Effect Sensors Hall Effect Drivers System Power Management Buck DC-DC Converters Low Dropout Regulators Super Barrier Rectifiers Schottky Diodes P-Channel MOSFETs Low-Saturation BJT System Interface USB Power Switches Zener and TVS Arrays Audio Amplifier Class D Amplifier Wireless Connectivity DC-DC Converters Low Dropout Regulators

Page Market Trend Complete Charger and Power Adapter Solution and Trend Primary Rectifiers Bridges Diodes Switches HV BJT PSR Controllers AP3775/6 Secondary Rectifiers Schottky Diodes SBR® Sync. Rectifiers Standby Power Cost System Efficiency New Technology PSR Accelerator AP434X

TSSOP-8/14/16L SOT89 SC59 SOD323 SOT353/363 SOT143/SC82 SOT543/553 /563/666 PM-III SOT223 ~ 2013 SOT953/963 QSOP-16/20L TSOT23-5/6 DFN0603 PowerDI-5SP Power5060-8L ITO220AC-S DFN1114-3 DFN5060-4 Power3333-8L DFN0808-4 DFN0806-3 PD-123/323 PowerDI3030 MSOP-8/10L TO263-3/5L TO220-3L DFN/QFN Series 0.4~0.8mm Thick 1.0*0.6~5*5 Body 2~32 pin DFN0910-6 DFN2030B-8 SOP-8/14/16L-EP MSOP-8/10L- EP TO252-3/4/5L SOD523 SOD323F SOIC-14/16L TO220-5L ITO220S TO262AA QFN5050-32 SOP-8L QFN4040-20 PD-5 SOT23 SOT523 SOT25/26 PowerDI3333-8 (Stack die + Clip) DFN2030B-6 DFN2050-6 (Stack Die) DFN0604-3 SOD923 PD3333-8 (Clip) SOP7L DFN2020B-2 2014 ~ TO252-4L (Stack die+Al wire) DCALGA+CLIP Flip Chip LGA SOD123 QFN3030-20 DFN1608-2 DFN0806-6 Packaging Focus: Miniaturization and Power Efficiency Page

Page Packaging Focus: Miniaturization and Power Efficiency Power Efficiency Miniaturization DDFN0402 Possibly the smallest Discrete semiconductor package. Compared to a TO252, the PowerDI®5 package delivers twice the power density from a 55% smaller footprint. PowerDI®5 TO252

Page Shanghai-based packaging with capacity approximately 30 billion units The new packaging facility in Chengdu has a potential capacity of 5X that of Shanghai Additional packaging facilities in Neuhaus, Germany and in Chengdu, China Two discrete fabs, two analog fabs in Kansas City, Missouri (5” and 6”), Oldham, United Kingdom (6”), and Shanghai (6”) respectively Bipolar, BiCMOS, CMOS & BCD process Strong engineering capabilities 20 18 16 14 12 10 8 6 4 2 2.1bn 1.3bn 22 24 CapEx Model = 5% - 9% of 2013 Revenue Packaging Wafer Fabs 26 28 30 0 Economies of Scale: Production Units in Shanghai (bn) 2009 2005 2006 2007 2008 2004 2002 2003 2001 2010 2011 2013 8.2bn 11.8bn 15.4bn 16.7bn 5.4bn 3.4bn 16.0bn 20.3bn 23.2bn 25.3bn 27.8bn 24.2bn 30.0bn 2012 25.3bn 30.3bn 2001 – 2013 (CAGR: 30%) Efficient Manufacturing + Superior Processes

Collaborative Customer Relationships Page Quanta Hon Hai

Annual Revenue Growth Rates Outperforming the Industry Page Industry (Discrete + Analog + Logic) *Acquisition Years 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2003 to 2013 Growth Diodes Inc.: 19.7% SAM Industry: 3.81%

Revenue Growth ( In millions ) +41% +3.6% -0.2% +30.5% ( Acquisition Years ) * (1H) * * * * Q3 Est. 230 to 238

Revenue Profile – 2Q2014 By Channel By Region By End Market Page 10% 79% 11% Asia Pacific Europe North America 66% 34% Distribution OEM / EMS 20% 21% 22% 33% 4% Industrial Consumer Communications Automotive Computing

Second Quarter 2014 Financial Performance Page In millions, except per share 2Q13 1Q14 2Q14 Q/Q Y/Y Revenue $214.4 $210.0 $223.2 $13.2 $8.8 Revenue Growth       6.3% 4.1% Gross Margin % (GAAP) 28.6% 29.3% 31.5% 220bp 290bp Gross Profit (GAAP) $61.3 $61.6 $70.3 $8.7 $9.0 Net Income (GAAP) $8.6 $10.2 $17.4 $7.2 $8.8 Net Income (non-GAAP) $15.5 $12.4 $18.2 $5.8 $2.7 EPS (non-GAAP) $0.33 $0.26 $0.38 $0.12 $0.05 Cash Flow from Operations $29.8 $46.1 $33.9 -$12.2 $4.1 EBITDA (non-GAAP) $30.2 $32.8 $42.9 $10.1 $12.7

Balance Sheet Page Dec 31, 2013 Cash $157 $197 $235 Short-term Investments $23 $18 Inventory $153 $180 $183 Current Assets $491 $650 $688 Total Assets $920 $1162 $1186 Long-term Debt $ 44 $183 $163 Total Liabilities $200 $419 $405 Total Equity $720 $744 $781 June 30, 2014 In millions Dec 31, 2012

Page Expect third quarter revenue to range between $230 million and $238 million, or up 3.0 percent to 6.6 percent sequentially, compared to its original guidance of between $228 million and $238 million, or up 2.1 percent to 6.6 percent sequentially; and Increasing its gross profit margin guidance to be 32.0 percent, plus or minus 1 percent, compared to its original guidance of 31.8 percent, plus or minus 2 percent; and Maintaining its guidance for operating expenses to be approximately 21.0 percent of revenue, plus or minus 1 percent; Expect income tax rate to be 22 percent, plus or minus 3 percent, and shares used to calculate GAAP earnings per share to be approximately 48.8 million.   3Q 2014 Business Outlook Update as of 9/9/2014

Diodes Strategy: Profitable Growth Page is another key milestone

Thank you Company Contact: Diodes Incorporated Laura Mehrl Director of Investor Relations P: 972-987-3959 E: laura_mehrl@diodes.com Investor Relations Contact: Shelton Group Leanne K. Sievers EVP, Investor Relations P: 949-224-3874 E: lsievers@diodes.com www.diodes.com Diodes was named one of the 10 Best Stocks of the Past 20 Years March 2012